Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 9,033,674	$ 8,355,196
Synthetic investment contracts, at contract value	368,346	394,505
Total investments	9,402,020	8,749,701
EBP, Receivable [Abstract]
Notes receivable from participants	42,458	42,220
Employer contributions	31,160	25,786
Total receivables	73,618	68,006
Total assets	9,475,638	8,817,707
Net assets available for benefits	$ 9,475,638	$ 8,817,707